Fees Summary	Jun. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 614,351,000
Previously Paid Amount	0
Total Fee Amount	94,057.14
Total Offset Amount	0
Net Fee	$ 94,057.14